UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2013

BLUE SKY PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52010	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3702 South Virginia Street, Suite G12 – 401, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 470-4608

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On November 25, 2013, Blue Sky Petroleum Inc., (the “Company”) formally informed Sadler, Gibb & Associates, LLC of their dismissal as the Company’s independent registered public accounting firm.

(ii)

The reports of Sadler, Gibb & Associates, LLC on the Company’s consolidated financial statements as of and for the fiscal years ended January 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended January 31, 2013 and 2012, and through November 25, 2013, there have been no disagreements with Sadler, Gibb & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sadler, Gibb & Associates, LLC would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

The Company has requested that Sadler, Gibb & Associates, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Once the letter is received, the Company will file it as an exhibit to an amended version of this Current Report on Form 8-K.

(b) New independent registered public accounting firm

(1)

On November 25, 2013 the Company engaged Anderson Bradshaw PLLC as its new independent registered public accounting firm. During the two most recent fiscal years and through November 25, 2013, the Company had not consulted with Anderson Bradshaw PLLC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Anderson Bradshaw PLLC concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2013

BLUE SKY PETROLEUM INC.

/s/ Michael Johnson
Michael Johnson
President, Chief Executive Officer,
Chief Financial Officer, Secretary, Treasurer and Director